EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Summit Therapeutics Inc. (the “Company”) for the period ended September 30, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Robert W. Duggan, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021

By:	/s/ Robert W. Duggan
	Name:	Robert W. Duggan
	Title:	Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)